                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY


                                   AMENDED AND RESTATED PLEDGE AGREEMENT
                              (together with instruments executed and delivered pursuant to Section 24, this "Agreement" or the "Pledge Agreement") dated as of August 12, 1998, as amended and restated as of June 1, 2001, among TELEMUNDO GROUP, INC., a Delaware corporation (the "Borrower"), TELEMUNDO HOLDINGS, INC., a Delaware corporation of which the Borrower is a wholly owned subsidiary ("Holdings"), each Subsidiary listed on Schedule I hereto (such Subsidiaries being called individually a "Subsidiary Pledgor" and collectively the "Subsidiary Pledgors"; the Borrower, Holdings and the Subsidiary Pledgors are referred to collectively as the "Pledgors") and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


     Reference is made to (a) the Credit Agreement dated as of August 4, 1998, as amended and restated in the form of the Amended and Restated Credit Agreement as of June 1, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, the lenders from time to time party thereto (the "Lenders") and CSFB, as administrative agent (in such capacity, the "Administrative Agent"), Collateral Agent and issuing bank (in such capacity, the "Issuing Bank") and (b) the Subsidiary Guarantee Agreement referred to therein. Capitalized terms used and not defined herein (including, without limitation, the term "Obligations", as used in the next paragraph and elsewhere herein) are used with the meanings assigned to such terms in the Credit Agreement.

     The Lenders have agreed to make Loans to the Borrower and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Pledgors of a Pledge Agreement in the form hereof to secure the Obligations.

     In connection with the amendment and restatement of the Credit Agreement, the parties hereto desire to amend and restate, in the form of this Agreement, the Pledge Agreement dated as of August 12, 1998, among the Pledgors party thereto and the Collateral Agent.

     Accordingly, the Pledgors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

     SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby hypothecates, pledges, assigns as security and delivers unto the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Pledgor's right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests owned by it and listed on Schedule II hereto and any shares of capital stock or other Equity Interests of any Subsidiary obtained in the future by such Pledgor and the certificates representing all such shares and other Equity Interests (collectively, the "Pledged
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                                                                               2


Stock"); provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding shares of voting capital stock of any Foreign Subsidiary or (ii) to the extent that applicable law requires that a Subsidiary of the Pledgor issue directors' qualifying shares, such qualifying shares;
(b)(i) the debt securities listed opposite the name of such Pledgor on Schedule II hereto (including the Puerto Rican Notes), (ii) any debt securities of any Subsidiary in the future issued to or held by such Pledgor and (iii) the promissory notes and any other instruments evidencing such debt securities (the "Pledged Debt Securities"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (d) subject to
Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above; (e) subject to Section 5, all rights and privileges of such Pledgor with respect to the securities, interests and other property referred to in clauses (a), (b), (c)and (d) above; and (f) all proceeds of any of the foregoing (the items referred to in clauses
(a) through (f) above being collectively referred to as the "Collateral"). Upon delivery to the Collateral Agent, (a) any stock certificates, notes or other securities (including the Pledged Debt Securities) now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock or bond powers duly executed in blank or other indorsement or other instruments of transfer reasonably satisfactory to the Collateral Agent with, if the Collateral Agent so requests, signature guaranteed, and by such other indorsement, instruments and documents as the Collateral Agent may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by each Pledgor and such other indorsement, instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule II and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

     TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, subject to the terms, covenants and conditions hereinafter set forth.

     SECTION 2. Delivery of the Collateral. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other indorsement, instruments or documents representing the Collateral.

     (b) Each Pledgor will cause any Indebtedness for borrowed money owed to such Pledgor by any Subsidiary to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms hereof.

     SECTION 3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:
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          (a) the Pledged Stock of each issuer named in Schedule II  represents the percentage set forth on such Schedule II of the issued and outstanding shares of each class of the capital stock or other Equity Interests of such issuer;

          (b) except for the security interest granted hereunder, such Pledgor
     (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

          (c) such Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons whomsoever;

          (d) no consent of any other person (including stockholders or creditors of such Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

          (e) by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to the Collateral Agent in accordance with this Agreement or, if a security interest in any of such Collateral may not under applicable law be perfected by possession, then upon the filing of appropriate financing statements, the Collateral Agent will obtain a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

          (f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

          (g) all of the Pledged Stock has been duly authorized and validly issued, is fully paid and nonassessable and, except for Telenoticias del Mundo, L.P., is in certificated form;

          (h) all information set forth herein relating to the Pledged Stock is accurate and complete in all material respects as of the date hereof;

          (i) the pledge of the Pledged Stock pursuant to this Agreement does not violate
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                                                                               4

     Regulation U or X of the Federal Reserve Board or any successor thereto as of the date hereof;

          (j) the Collateral shall not be represented by any certificates, notes, securities, documents or other instruments other than those delivered hereunder; and

          (k) the terms of the governing documentation for the capital stock of each partnership or limited liability company (other than the Chicago Subsidiary) whose capital stock is pledged under Section 1 above will at all times expressly provide that the capital stock of such partnership or limited liability company is a security governed by Article VIII of the Uniform Commercial Code as in effect in the jurisdiction of organization of the issuer and that such capital stock will at all times be represented by a certificate duly delivered to the Collateral Agent under Section 1 above.

     SECTION 4. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

          (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such Pledgor will not be entitled to exercise any such right if the purpose thereof is to interfere with the exercise of the rights and remedies of the Secured Parties under this Agreement or any other Loan Document.

     (ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other indorsements or instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.
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                                                                               5

     (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, distributions, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, distributions, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All noncash dividends, distributions, interest and principal, and all dividends, distributions, interest and principal paid or payable in cash or otherwise in connection with a partial or total liqui dation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

     (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, distributions, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, distributions, interest or principal. All dividends, distributions, interest or principal received by any Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, distributions, interest or principal (without interest) that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

     (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this
Section 5, shall cease, and all such rights shall thereupon become vested
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in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit such Pledgor to exercise such rights; provided further that, notwithstanding the foregoing, all voting and consensual rights and powers shall remain with the Pledgor pending receipt of any necessary approval of the FCC of any assignment or transfer of control of the FCC licenses held by the Borrower or any Subsidiary. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

     SECTION 6. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Collateral Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof or to impose other restrictions necessary in its judgment to ensure compliance with applicable securities laws, as more fully set forth in Section 11, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, each Pledgor hereby waives all rights of redemption, stay, valuation and appraisal such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Collateral Agent shall give a Pledgor 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of such Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.
Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by
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                                                                               7

announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) such Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

     SECTION 7. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as follows:

          FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the

     Obligations owed to them on the date of any such distribution); and

          THIRD, to the Pledgor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

     The Collateral Agent may suspend application of any cash or proceeds to the extent such application would be inconsistent with the Loan Documents or to the extent such suspension is advisable in the Collateral Agent's good faith judgment in order to protect the rights or interests of the Secured Parties. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

     SECTION 8. Reimbursement of Collateral Agent. (a) Each Pledgor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral or (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder.

     (b) Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor agrees to indemnify the Collateral Agent and the Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee. In connection with any claim, litigation, investigation or proceeding referred to in the preceding sentence, the Indemnitees will endeavor to avoid duplication of effort and expense by employing common counsel (including special or local counsel, where required), which shall be nominated by the Collateral Agent (or, if the Collateral Agent shall not be a party or prospective party to such claim, litigation, investigation or proceeding, by the Lender party thereto with the largest credit exposure or potential credit exposure hereunder), it being understood that an Indemnitee will in any event be entitled to
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                                                                               9

separate counsel (i) if such Indemnitee may have defenses available to it that are different from or potentially inconsistent with defenses that may be asserted by other Indemnitees, (ii) if the representation by a single counsel of such Indemnitee and other Indemnitees would otherwise be inappropriate due to actual or potential differences in the interests of the Indemnitees or (iii) if the Borrower shall agree to the retention of separate counsel.

     (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8 shall be payable on written demand therefor and shall bear interest at the rate specified in
Section 2.07 of the Credit Agreement.

     SECTION 9. Collateral Agent Appointed Attorney-in-Fact; Appointment of Collateral Agent under Puerto Rican Note Security Agreement. (a) Each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to such Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided that (i) if no Event of Default has occurred and is continuing, the Collateral Agent shall only exercise its rights under this Section 9 to take actions that the Pledgors are required to perform under this Agreement and have not performed within three Business Days after receipt by the Borrower of notice from the Collateral Agent requesting that any such actions be taken and (ii) nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors,
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                                                                              10

employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

     (b) The Borrower hereby appoints the Collateral Agent as collateral agent under the Puerto Rican Note Security Agreement which appointment is irrevocable and coupled with an interest. The Borrower acknowledges and agrees that neither the Collateral Agent nor its officers, directors, employees, agents or controlling persons will have any liability whatsoever to the Borrower for any failure to perform its duties as collateral agent under the Puerto Rican Note Security Agreement or for any other act or omission to act thereunder.

     SECTION 10. Waivers; Amendment. (a) No failure or delay of the Collateral Agent or any of the Pledgors in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the Pledgors hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.08 of the Credit Agreement.

     SECTION 11. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable "Blue Sky" or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

     SECTION 12. FCC Compliance. (a) Notwithstanding anything to the contrary contained herein or in any other agreement, instrument, or document executed in connection herewith, (i) no party hereto shall take or be required to take any actions hereunder that would constitute or result in a transfer or assignment of any Station License, permit or authorization or a change of control over such Station License, permit or authorization requiring the prior approval of the FCC without first obtaining such prior approval of the FCC and (ii) no failure on the part of any party hereto to take any such actions prior to the obtaining of such approval shall constitute an Event of Default. In addition, the parties acknowledge that the voting rights of the Pledged Stock shall remain with the relevant Pledgor thereof even upon the occurrence and during the continuance of an Event of Default until the FCC shall have given its prior consent to the exercise of stockholder rights by a purchaser at a public or private sale of such Pledged Stock or the exercise of such rights by the Collateral Agent or by a receiver, trustee, conservator or other agent duly appointed pursuant to applicable law.

          (b) If an Event of Default shall have occurred and be continuing, each Pledgor shall take any action which the Collateral Agent may reasonably request in the exercise of its rights and remedies under this Agreement in order to transfer or assign the Collateral to the Collateral Agent or to such one or more third parties as the Collateral Agent may designate, or to a combination of the foregoing. To enforce the provisions of this Section 12, the Collateral Agent and the other Secured Parties are empowered to seek from the FCC and any other Governmental Authority, to the extent required, consent to or approval of any involuntary transfer of control of any entity whose Collateral is subject to this Agreement for the purpose of seeking a bona fide purchaser to whom control ultimately will be transferred. Each Pledgor agrees to cooperate with any such purchaser and with the Collateral Agent and the other Secured Parties in the preparation, execution and filing of any forms and providing any information that may be necessary or helpful in obtaining the FCC's consent to the assignment to such purchaser of the

Collateral. Each Pledgor hereby agrees to consent to any such voluntary or involuntary transfer after and during the continuation of an Event of Default and, without limiting any rights of the Collateral Agent under this Agreement, to authorize the Collateral Agent to nominate a trustee or receiver to assume control of the Collateral, subject only to required judicial, FCC or other consents required by Governmental Authorities or applicable law, in order to effectuate the transactions contemplated by this Section 12. Such trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the Collateral Agent under this Agreement. Each Pledgor shall cooperate fully in obtaining the consent of the FCC and the approval or consent of each other Governmental Authority required to effectuate the foregoing.

          (c) Without limiting the obligations of any Pledgor hereunder in any respect, each Pledgor further agrees that if such Pledgor, upon the occurrence and during the continuance of an Event of Default, should fail or refuse to take any action required under paragraph (b) above for any reason whatsoever, without limitation, including any refusal to execute any application necessary or appropriate to obtain any governmental consent necessary or appropriate for the exercise of any right of the Collateral Agent or any other Secured Party hereunder, such Pledgor agrees that such application may be executed on such Pledgor's behalf by the clerk of any court of competent jurisdiction without notice to such Pledgor pursuant to court order.

          (d) In connection with this Section 12, the Collateral Agent shall be entitled to rely in good faith upon an opinion of outside FCC counsel of the Collateral Agent's choice with respect to any such assignment or transfer, whether or not the advice rendered is ultimately determined to have been accurate.

     SECTION 13. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing,
(c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the termination or release provided in Section 14).

     SECTION 14. Termination or Release. This Agreement shall terminate and the security interests granted hereby shall be released as provided in Section
10.17 of the Credit Agreement. In connection with any such termination or release, the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor's expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Collateral Agent other than that the Collateral (other than any Collateral that shall have been sold in accordance with Section 6) is not subject to any interest granted by the Collateral Agent in favor of any other person.

     SECTION 15. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Pledgor shall be given to it at the address for notices set forth in Schedule I.

     SECTION 16. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, indorsements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

     SECTION 17. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof (or a Supplement referred to in Section 24) executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof (or a Supplement referred to in Section 24) shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent, and their respective successors and assigns, enforceable by such Pledgor against the Collateral Agent and by the Collateral Agent against such Pledgor, and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

     SECTION 18. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties, shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank, regardless of any investigation made by the Secured

Parties or on their behalf, and shall continue in full force and effect until terminated in accordance with Section 14.

     (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 17. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 21. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

     SECTION 22. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Pledgor or its properties in the courts of any jurisdiction.

     (b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 23. Waiver Of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 24. Additional Pledgors. Pursuant to Section 5.09 of the Credit Agreement, each Subsidiary (other than any Foreign Subsidiary) that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into this Agreement as a Subsidiary Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral hereunder. Upon execution and delivery by the Collateral Agent and a Subsidiary of a Supplement in the form of Annex 1, such Subsidiary shall become a Subsidiary Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Pledgor herein. The execution and delivery of such Supplement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Pledgor as a party to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                TELEMUNDO GROUP, INC.,


                                by /s/ Vicnent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO HOLDINGS, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                ESTRELLA COMMUNICATIONS, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer




                                ESTRELLA LICENSE CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer




                                NEW JERSEY TELEVISION BROADCASTING
                                CORP. (N.Y.),


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer




                                SACC ACQUISITION CORP.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer

                                SAT CORP.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                SPANISH AMERICAN COMMUNICATIONS
                                CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO NETWORK, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO NEWS NETWORK, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO OF CHICAGO, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO OF COLORADO SPRINGS, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer

                                TELEMUNDO OF FLORIDA, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO OF FLORIDA LICENSE
                                CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO OF GALVESTON-HOUSTON, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO OF GALVESTON-HOUSTON
                                LICENSE CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO OF LOS ANGELES, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer

                                TELEMUNDO OF LOS ANGELES LICENSE CORP.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO OF MEXICO, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO OF NORTHERN CALIFORNIA, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO OF NORTHERN CALIFORNIA
                                LICENSE CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO OF PUERTO RICO LICENSE
                                CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer

                                TELEMUNDO OF SAN ANTONIO, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO OF SAN ANTONIO LICENSE
                                CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO OF STEAMBOAT SPRINGS
                                COLORADO, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO OF STEAMBOAT SPRINGS
                                COLORADO LICENSE CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELEMUNDO OF KEY WEST, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer

                                TELEMUNDO OF KEY WEST LICENSE
                                CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELENOTICIAS DEL MUNDO, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TELENOTICIAS DEL MUNDO, L.P.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                TU MUNDO MUSIC, INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                VIDEO 44 ACQUISITION CORP., INC.,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer

                                WNJU LICENSE CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                WNJU-TV BROADCASTING CORPORATION,


                                by /s/ Vincent L. Sadusky
                                   -----------------------------------
                                   Name: Vincent L. Sadusky
                                   Title: Chief Financial Officer and Treasurer



                                CREDIT SUISSE FIRST BOSTON, as Collateral Agent,


                                by /s/ Eugene F. Martin
                                   ------------------------------------
                                   Name:  Eugene F. Martin
                                   Title: Director


                                by /s/ David L. Sawyer
                                   ------------------------------------
                                  Name:  David L. Sawyer
                                  Title: Vice President

                                                               Schedule I to the
                                                                Pledge Agreement
                              SUBSIDIARY PLEDGORS


Name                                         Address
----                                         -------
Estrella Communications, Inc.                1130A Air Way
                                             Glendale, CA 91201
Estrella License Corporation                 2290 West 8th Avenue
                                             Hialeah, FL 33010
New Jersey Television Broadcasting Corp.     1775 Broadway, Ste. 300
(N.Y.)                                       New York, NY 10019
SACC Acquisition Corp.                       2290 West 8th Avenue
                                             Hialeah, FL 33010
SAT Corp.                                    2290 West 8th Avenue
                                             Hialeah, FL 33010
Spanish American Communications              2290 West 8th Avenue
Corporation                                  Hialeah, FL 33010
Telemundo Network, Inc.                      2290 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo News Network, Inc.                 2290 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo of Chicago, Inc.                   2290 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo of Colorado Springs, Inc.          2290 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo of Florida, Inc.                   2340 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo of Florida License Corporation     2290 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo of Galveston-Houston, Inc.         3903 Stoney Brook Drive
                                             Houston, TX 77063
Telemundo of Galveston-Houston License       2290 West 8th Avenue
Corporation                                  Hialeah, FL 33010
Telemundo of Los Angeles, Inc.               5545 West Sunset Boulevard
                                             Los Angeles, CA 90028
Telemundo of Los Angeles License Corp.       2290 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo of Mexico, Inc.                    2290 West 8th Avenue
                                             Hialeah, FL 33010

Telemundo of Northern California, Inc.       2349 Bering Drive
                                             San Jose, CA 95131
Telemundo of Northern California License     2290 West 8th Avenue
Corporation                                  Hialeah, FL 33010
Telemundo of Puerto Rico License             2290 West 8th Avenue
Corporation                                  Hialeah, FL 33010
Telemundo of San Antonio, Inc.               6234 San Pedro
                                             San Antonio, TX 78216
Telemundo of San Antonio License             2290 West 8th Avenue
Corporation                                  Hialeah, FL 33010
Telemundo of Steamboat Springs Colorado,     1120 Lincoln Street, Suite 800
Inc.                                         Denver, CO 80203
Telemundo of Steamboat Springs Colorado      2290 West 8th Avenue
License Corporation                          Hialeah, FL 33010
Telemundo of Key West, Inc.                  2290 West 8th Avenue
                                             Hialeah, FL 33010
Telemundo of Key West License Corporation    2290 West 8th Avenue
                                             Hialeah, FL 33010
Telenoticias del Mundo, Inc.                 2290 West 8th Avenue
                                             Hialeah, FL 33010
Telenoticias del Mundo, L.P.                 2290 West 8th Avenue
                                             Hialeah, FL 33010
Tu Mundo Music, Inc.                         2290 West 8th Avenue
                                             Hialeah, FL 33010
Video 44 Acquisition Corp. Inc.              2290 West 8th Avenue
                                             Hialeah, FL 33010
WNJU License Corporation                     2290 West 8th Avenue
                                             Hialeah, FL 33010
WNJU-TV Broadcasting Corporation             47 Industrial Avenue
                                             Teterboro, NJ 07608

                                                                  Annex 1 to the
                                                                Pledge Agreement

                    SUPPLEMENT NO.    (this "Supplement") dated as of        ,
               to the AMENDED AND RESTATED PLEDGE AGREEMENT dated as of August 12, 1998, as amended and restated as of June 1, 2001 among TELEMUNDO GROUP, INC., a Delaware corporation (the "Borrower"), TELEMUNDO HOLDINGS, INC., a Delaware corporation of which the Borrower is a wholly owned subsidiary ("Holdings"), each subsidiary of Holdings listed on Schedule I hereto (such subsidiaries being called individually a "Subsidiary Pledgor" and collectively the "Subsidiary Pledgors"; the Borrower, Holdings and the Subsidiary Pledgors are referred to collectively as the "Pledgors") and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

     A. Reference is made to (a) the Credit Agreement dated as of August 4, 1998, as amended and restated in the form of the Amended and Restated Credit Agreement as of June 1, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, the lenders from time to time party thereto (the "Lenders") and CSFB, as administrative agent (in such capacity, the "Administrative Agent"), Collateral Agent and issuing bank (in such capacity, the "Issuing Bank") and (b) the Subsidiary Guarantee Agreement referred to therein.

     B. Capitalized terms used and not otherwise defined herein are used with the meanings assigned to such terms in the Credit Agreement and the Pledge Agreement.

     C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.09 of the Credit Agreement, each Subsidiary (other than any Foreign Subsidiary) that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into the Pledge Agreement as a Subsidiary Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral under the Pledge Agreement. Section 24 of the Pledge Agreement provides that such Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Pledgor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Pledgor agree as follows:

     SECTION 1. In accordance with Section 24 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor there under are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Collateral of the New Pledgor. Each reference to a "Subsidiary Pledgor" or a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

     SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

     SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature hereto.

     SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.


     IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.


                                        [Name of New Pledgor],


                                           by

                                              Name:
                                              Title:
                                              Address:



                                        CREDIT SUISSE FIRST BOSTON,
                                        as Collateral Agent,


                                           by

                                              Name:
                                              Title:


                                           by

                                              Name:
                                              Title:

                                                             I to Supplement No.
                                                         to the Pledge Agreement

                     Pledged Securities of the New Pledgor
                     -------------------------------------


                                 CAPITAL STOCK


Issuer        Number of     Registered      Number and        Percentage
------       Certificate      Owner       Class of Shares     of Shares
             -----------    ----------    ---------------     ----------



                                DEBT SECURITIES


Issuer            Principal           Date of Note         Maturity Date
------             Amount             ------------         -------------
                   ------